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    PAINEWEBBER                                       AUGUST 1, 1998
    CASHFUND, INC.
    1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019

     A PROFESSIONALLY MANAGED MONEY MARKET FUND, INVESTING IN HIGH QUALITY MONEY MARKET INSTRUMENTS, DESIGNED TO PROVIDE:

/X/ Current Income
/x/ Stability of Principal
/x/ High Liquidity

This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference.

A Statement of Additional Information dated August 1, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ('SEC' or 'Commission'). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber Investment Executive or PaineWebber's correspondent firms or by calling toll-free 1-800-441-7756. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Commission.

AN INVESTMENT IN THE FUND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF
YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO
LOSE MONEY BY INVESTING IN THE FUND.

THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION NOR HAS
THE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

Table of Contents
Highlights.......................... 2
Financial Highlights................ 4
Investment Objective and Policies... 5
Purchases........................... 9
Redemptions.........................10
Valuation of Shares.................13
Dividends and Taxes.................13
Management..........................14
Performance Information.............15
General Information.................15

                           PAINEWEBBER CASHFUND, INC.
                                   HIGHLIGHTS

     See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Fund:              PaineWebber Cashfund, Inc. ('Fund') is a professionally
                       managed, diversified no-load money market fund.

Investment Objective   Current income, stability of principal and high
  and Policies:        liquidity; invests primarily in high quality money market
                       instruments.

Total Net Assets:      Over $5.5 billion as of June 30, 1998.

Distributor and
  Investment Adviser:  PaineWebber Incorporated ('PaineWebber'). See
                       'Management.'

Sub-adviser:           Mitchell Hutchins Asset Management Inc. ('Mitchell
                       Hutchins').

Purchases:             Shares of common stock are available exclusively through
                       PaineWebber and its correspondent firms. See 'Purchases.'

Redemptions:           Shares may be redeemed through PaineWebber or its
                       correspondent firms. See 'Redemptions.'

Yield: Based on current money market rates; quoted in the financial section of most newspapers.

Dividends:             Declared daily and paid monthly. See 'Dividends and
                       Taxes.'

Reinvestment:          All dividends are automatically paid in Fund shares.

Minimum Purchase:      $1,000 for initial purchase.

Automatic Investment   Free credit cash balances in an investor's PaineWebber
  Sweep:               brokerage account of $500 or more are automatically
                       invested in Fund shares daily; $1 or more on the next to last Business Day of each month.

Check Writing:         Available to qualified shareholders upon request.
                       Unlimited number of checks. Minimum amount per check:
                       $500.

Public Offering        Net asset value, which the Fund seeks to maintain at
  Price:               $1.00 per share.

     WHO SHOULD INVEST. The Fund is designed for investors seeking safety, liquidity and current income. The Fund provides a convenient means for investors to enjoy current income at money market rates with minimal risk of fluctuation of principal.

     RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective. While the types of money market instruments in which the Fund invests generally are considered to have low risk of loss of principal or interest, these securities are not completely risk free. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. During periods when interest rates are declining or rising, the Fund's yield will tend to lag behind prevailing short-term interest rates. See 'Investment Objective and Policies.'

     EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares.......    None
Sales charge on reinvested dividends......    None
Redemption fee or deferred sales charge...    None


                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

Management fees...........................   0.36%
12b-1 fees................................    None
Other expenses............................   0.20%
                                             -----
Total Operating Expenses..................   0.56%
                                             -----
                                             -----

                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would pay directly or indirectly the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

     ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
     --------   -----------   ----------   ---------

        $6          $18          $31          $70


     This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Fund's projected or actual performance.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                                       3
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PAINEWEBBER
---------------------  ---------------------------------------------------------
                       Financial Highlights

                       The table below provides selected per share data and ratios for one share of the Fund for the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below insofar as it relates to each of the five years in the period ended March 31, 1998, have been audited by Ernst & Young LLP, independent auditors. The Annual Report to Shareholders may be obtained without charge by calling 1-800-647-1568. The information appearing below for each of the five years in the period ended March 31, 1993 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                                          FOR THE YEARS ENDED MARCH 31,
                                                          --------------------------------------------------------------
                                                             1998         1997         1996         1995         1994
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year......................       $1.00        $1.00        $1.00        $1.00        $1.00
                                                          ----------   ----------   ----------   ----------   ----------
Net investment income...................................      0.0511       0.0482       0.0523       0.0433       0.0272
Dividends from net investment income....................     (0.0511)     (0.0482)     (0.0523)     (0.0433)     (0.0272)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of year............................       $1.00        $1.00        $1.00        $1.00        $1.00
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
Total investment return (1).............................       5.23%        4.93%        5.36%        4.44%        2.75%
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000's).........................  $5,683,262   $5,260,468   $5,308,558   $3,700,678   $3,436,278
Expenses to average net assets..........................       0.56%        0.63%        0.60%        0.62%        0.61%
Net investment income to average net assets.............       5.11%        4.82%        5.24%        4.35%        2.73%


                                                             1993         1992         1991         1990         1989
                                                          ----------   ----------   ----------   ----------   ----------
                                                          <
Net asset value, beginning of year......................       $1.00        $1.00        $1.00        $1.00        $1.00
                                                          ----------   ----------   ----------   ----------   ----------
Net investment income...................................      0.0317       0.0509       0.0743       0.0846       0.0761
Dividends from net investment income....................     (0.0317)     (0.0509)     (0.0743)     (0.0846)     (0.0761)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of year............................       $1.00        $1.00        $1.00        $1.00        $1.00
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
Total investment return (1).............................       3.17%        5.09%        7.43%        8.46%        7.61%
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000's).........................  $3,774,298   $4,234,968   $5,122,338   $5,236,560   $4,416,667
Expenses to average net assets..........................       0.57%        0.56%        0.53%        0.54%        0.57%
Net investment income to average net assets.............       3.17%        5.09%        7.43%        8.46%        7.61%

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported.
---------------------  ---------------------------------------------------------
4
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                                                                        CASHFUND
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                       Investment Objective and Policies

                       The Fund's investment objective is to provide current income, stability of principal and high liquidity. The Fund invests exclusively in high quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include (1) U.S. government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign companies, governments and similar entities, including variable and floating rate securities and participation interests, and (4) repurchase agreements involving any of the foregoing. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests       The Fund may invest in obligations (including
exclusively in high    certificates of deposit, bankers' acceptances, time
quality money market   deposits and similar obligations) of U.S. and foreign
instruments having     banks having total assets at the time of purchase in
or deemed to have      excess of $1.5 billion. The Fund may invest in
remaining maturities   non-negotiable time deposits of U.S. banks, savings
of 13 months or        associations and similar depository institutions having
less.                  total assets in excess of $1.5 billion at the time of
                       purchase only if the time deposits have maturities of seven days or less.

                       The securities purchased by the Fund consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Fund's board of directors ('board'), present minimal credit risks and are 'First Tier Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940. As so defined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Fund may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

                       In managing the Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of the portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to
---------------------  ---------------------------------------------------------
                                                                               5
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PAINEWEBBER
---------------------  ---------------------------------------------------------
                       changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

                       While the types of money market instruments in which the Fund invests generally are considered to have low risk of loss of principal or interest, they are not completely risk free. An issuer or guarantor may be unable or unwilling to pay interest or repay principal on its obligations for many reasons, including adverse changes in its own financial condition or in economic conditions generally.

In periods of          During periods when interest rates are declining or
declining              rising, the Fund's yield will tend to lag behind
interest rates, the    prevailing short-term market rates. This means that in
Fund's                 periods of declining interest rates, the Fund's yield
yield will tend to     will tend to be somewhat higher than prevailing market
be                     rates, and in periods of rising interest rates, its yield
somewhat higher than   generally will be somewhat lower. Also, when interest
prevailing market      rates are falling, net cash inflows from the continuous
rates,                 sale of Fund shares are likely to be invested in
and in periods of      portfolio instruments that produce lower yields than the
rising                 balance of the Fund's portfolio, thereby reducing its
rates, lower.          yield. In periods of rising interest rates, the opposite
                       can be true.

                       There can be no assurance that the Fund will achieve its investment objective.

                       U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates ('GNMAs'), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by Fannie Mae, also known as the Federal National Mortgage Association, and Freddie Mac, also known as the Federal Home Loan Mortgage Corporation).

                       The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and
---------------------  ---------------------------------------------------------
6

                                                                        CASHFUND
---------------------  ---------------------------------------------------------
                       Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

                       VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the Fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months if the securities are subject to a demand feature exercisable within 13 months or less. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investment in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives the Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

                       VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by the Fund may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and may or may not be rated.

                       REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell the obligations to that counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

                       Repurchase agreements carry certain risks not associated with direct investments in obligations, including possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial
---------------------  ---------------------------------------------------------
                                                                               7
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PAINEWEBBER
---------------------  ---------------------------------------------------------
                       paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

                       FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign banks, corporations, governments and similar entities. Such investments may consist of obligations of foreign and domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, there may be less publicly available information about foreign issuers, as these issuers may not be subject to the same regulatory requirements as domestic issuers.

                       LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables the Fund to earn additional income but could result in a loss or delay in recovering these securities.

                       OTHER INFORMATION. The Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements involving up to 5% of its net assets.

                       The Fund may purchase securities on a 'when-issued' basis, that is, for delivery beyond the normal settlement date at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

                       The Fund may invest no more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.
---------------------  ---------------------------------------------------------
8

                                                                        CASHFUND
---------------------  ---------------------------------------------------------
                       New forms of money market instruments continue to be developed. The Fund may invest in such instruments consistent with its investment objective.

                       The Fund's investment objective may not be changed without the approval of its shareholders. Certain investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

                       YEAR 2000 RISKS. Like other mutual funds, financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to the fund's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the 'Year 2000 Issue.' Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                       Purchases

The minimum initial    GENERAL.  Shares of the Fund are available through
investment is          PaineWebber and its correspondent firms. Investors may
$1,000. Free credit    contact a local PaineWebber office to open an account.
cash balances of       The minimum initial investment in the Fund is $1,000, and
$500 or more are       the minimum for additional purchases is $500, except as
invested daily and     described below. All free credit cash balances in an
those of $1 or more    investor's PaineWebber brokerage account (including
are invested at each   proceeds from securities sold) of $500 or more are
month end.             automatically invested or 'swept' into shares of the Fund
                       daily for settlement on the next Business Day, and all remaining free credit cash balances of $1 or more are 'swept' on the next to last Business Day of each month for settlement on the last Business Day of that month.

                       An order to purchase Fund shares will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next determined net asset value per share. 'Federal funds' are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the Fund through its custodian. A 'Business Day' is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company, and the New York City offices of PaineWebber and PaineWebber's bank, The
---------------------  ---------------------------------------------------------

PAINEWEBBER
---------------------  ---------------------------------------------------------
                       Bank of New York, are all open for business. The Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

                       On any Business Day, the Fund will accept purchase orders and credit shares to investors' accounts as follows:

                       PURCHASES BY CHECK. Investors may purchase Fund shares by placing an order with their PaineWebber Investment Executives or correspondent firms and forwarding checks drawn on a U.S. bank. Checks should be made payable to PaineWebber Cashfund, Inc. and should include the investor's PaineWebber account number on the check.

                       Fund shares will be purchased when federal funds are available. Federal funds are deemed available to the Fund two Business Days after deposit of a personal check and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks to the extent those checks are converted to federal funds in fewer than two Business Days.

Fund shares may be     PURCHASES BY WIRE.  Investors may also purchase Fund
purchased by wire,     shares by placing an order through their PaineWebber
check or with funds    Investment Executives or correspondent firms and
held at PaineWebber.   instructing their banks to transfer federal funds by wire
                       to: The Bank of New York, ABA 021-000018, PaineWebber
                       Cashfund, Inc., A/C 890-0114-061, OBI=FBO [Account Name]/
                       [PaineWebber Brokerage Account Number]. The wire must include the investor's name and PaineWebber account number. If PaineWebber receives a notice from an investor's bank of a wire transfer of federal funds for a purchase of Fund shares by 2:00 p.m., Eastern time, on a Business Day, the purchase will be executed on that Business Day; otherwise the order will be executed at 2:00 p.m., Eastern time, on the next Business Day.
                       PaineWebber and/or an investor's bank may impose a service charge for wire purchases.

                       Redemptions

Shareholders may       Shareholders may redeem (sell) any number of shares from
redeem any number of   their Fund accounts by wire, check, telephone or mail. In
shares from their      addition, unless shareholders otherwise instruct their
Fund accounts by       PaineWebber Investment Executives, any securities
wire, check,           purchase or other debit in their PaineWebber brokerage
telephone or mail.     accounts will be paid for automatically on settlement
                       date by redeeming Fund shares held in such accounts.

                       WIRE REDEMPTIONS. Shareholders who wish to redeem $5,000 or more may request that redemption proceeds be paid in federal funds and wired directly to a pre-designated bank account. To take advantage of
---------------------  ---------------------------------------------------------
10

                                                                        CASHFUND
---------------------  ---------------------------------------------------------
                       this service, shareholders should obtain an authorization form from their PaineWebber Investment Executives or correspondent firms. If a wire redemption order is received by PaineWebber's New York City offices prior to 12:00 noon, Eastern time, on any Business Day, the redemption proceeds will be wired to the shareholder's bank on the same Business Day. Proceeds of all other wire redemption orders will be wired to the shareholder's bank on the next Business Day. PaineWebber reserves the right to charge a fee for wiring funds and to redeem automatically an appropriate number of Fund shares to pay that fee.

                       CHECK REDEMPTIONS.  Shareholders may redeem Fund shares
                       by drawing a check, a supply of which may be obtained
                       through PaineWebber, for $500 or more against their Fund
                       accounts. When the check is presented to the Fund's
                       transfer agent ('Transfer Agent') for payment, the
                       Transfer Agent will cause the Fund to redeem sufficient
                       shares to cover the amount of the check. The shareholder
                       will continue to receive dividends on those shares until
                       the check is presented to the Transfer Agent for payment.
                       Cancelled checks are not returned; however, shareholders
                       may obtain photocopies of their cancelled checks upon
                       request. If a shareholder has insufficient shares to
                       cover a check, the check will be returned to the payee
                       marked 'nonsufficient funds.' Checks written in amounts
                       less than $500 will also be returned. Because the amount
                       of Fund shares owned by a shareholder is likely to change
                       each day, shareholders should not attempt to redeem all
                       shares held in their accounts by writing a check. Charges
                       may be imposed for specially imprinted checks, business
                       checks, copies of cancelled checks, stop payment orders,
Shareholders who are   checks returned 'nonsufficient funds' and checks returned
interested in the      because they are written for less than $500; these
check                  charges will be paid by redeeming automatically an
redemption service     appropriate number of Fund shares. PaineWebber reserves
should obtain the      the right to modify or terminate the checkwriting service
necessary forms from   at any time or to impose a service charge in connection
their PaineWebber      with it.
Investment
Executives or          Shareholders who are interested in the check redemption
correspondent firms.   service should obtain the necessary forms from their
Checks may be          PaineWebber Investment Executives or correspondent firms.
written in             Checkwriting generally is not available to persons who
amounts of $500 or     hold Fund shares through any sub-account or tax-deferred
more.                  retirement plan account.

                       REDEMPTIONS BY TELEPHONE OR MAIL. Shareholders may submit redemption requests in person or by telephone or mail to their PaineWebber Investment Executives or correspondent firms; PaineWebber Investment Executives in local branches throughout the
---------------------  ---------------------------------------------------------
                                                                              11
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PAINEWEBBER
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                       country and correspondent firms are responsible for
                       promptly forwarding orders to PaineWebber's New York City offices. Such redemption orders will be executed at the net asset value per share next determined after receipt by PaineWebber's New York City offices, and redemption proceeds will be paid promptly by check. Under certain circumstances, PaineWebber may impose an administrative service fee of up to $5.00 for processing redemptions paid by check.

                       Shareholders who send redemption orders to their PaineWebber Investment Executives or correspondent firms by mail are responsible for ensuring that the request for redemption is received in good order. 'Good order' means that the request must be accompanied by (a) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (b) a guarantee of the signature of each registered owner and (c) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations.

                       A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

                       ADDITIONAL INFORMATION ON REDEMPTIONS.  Shareholders with
                       questions about redemption requirements should consult
                       their PaineWebber Investment Executives or correspondent
                       firms. Shareholders who redeem all their shares will
                       receive cash credits to their PaineWebber accounts for
                       dividends earned on those shares through the day before
                       redemption. Because the Fund incurs certain fixed costs
                       in maintaining shareholder accounts, the Fund reserves
                       the right to redeem all Fund shares in any shareholder
                       account of less than $500 net asset value. If the Fund
                       elects to do so, it will notify the shareholder and
                       provide the shareholder with an opportunity to increase
                       the amount invested to $500 or more within 60 days of the
                       notice. This notice may appear on the shareholder's
                       account statement. If a shareholder requests redemption
Shareholders should    of shares that were purchased recently, the Fund may
maintain minimum       delay payment until it is assured that it has received
balances of at least   good payment for the purchase of the shares. In the case
$500.                  of purchases by check, this can take up to 15 days.
---------------------  ---------------------------------------------------------
12

                                                                        CASHFUND
---------------------  ---------------------------------------------------------
                       Valuation of Shares

                       The Fund uses its best efforts to maintain its net asset value at $1.00 per share. Net asset value per share is determined by dividing the value of the securities held by the Fund plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund's net asset value is computed once each Business Day at 2:00 p.m., Eastern time.

                       The Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board.

                       Dividends and Taxes

Dividends accrue to    DIVIDENDS.  Each Business Day, the Fund declares as
shareholder accounts   dividends all of its net investment income. Shares begin
daily and are          earning dividends on the day they are purchased;
automatically paid     dividends are accrued to shareholder accounts daily and
in additional Fund     are automatically paid in additional Fund shares monthly.
shares monthly.        Shares do not earn dividends on the day they are
                       redeemed. Net investment income includes accrued interest and earned discount (including both original issue and market discounts), less amortization of premium and accrued expenses. The Fund distributes any net short-term capital gain annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Fund does not expect to realize net long-term capital gain and thus does not anticipate payment of any long-term capital gain distributions.

                       TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) that it distributes to its shareholders.

                       Dividends paid by the Fund generally are taxable to its shareholders as ordinary income, notwithstanding that the dividends are paid in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

                       The Fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.
---------------------  ---------------------------------------------------------
                                                                              13
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PAINEWEBBER
---------------------  ---------------------------------------------------------
                       The Fund is required to withhold 31% of all dividends payable to any individuals and certain other noncorporate shareholders who (1) have not provided the Fund or PaineWebber with a correct taxpayer identification number on Form W-9 (for U.S. citizens and resident aliens) or a properly completed claim for exemption on Form W-8 (for nonresident aliens and other foreign entities) or (2) otherwise are subject to backup withholding.

                       The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

The Fund's directors   Management
oversee various
organizations          The board, as part of its overall management
responsible for the    responsibility, oversees various organizations
Fund's day-to-day      responsible for the Fund's day-to-day management.
management.            PaineWebber, the Fund's investment adviser and
                       administrator, provides a continuous investment program for the Fund and supervises all aspects of its operations. As sub-adviser to the Fund, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Fund.

                       PaineWebber receives a monthly fee for these services, and for the fiscal year ended March 31, 1998, the Fund's effective advisory and administration fee paid to PaineWebber was equal to 0.36% of the Fund's average daily net assets. PaineWebber (not the Fund) pays Mitchell Hutchins fees for its sub-advisory and sub-administrative services, in an aggregate annual amount equal to 20% of the fee received by PaineWebber from the Fund for advisory and administrative services.

                       In accordance with procedures adopted by the board, the Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

                       PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Michell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At June 30, 1998, Mitchell Hutchins was
---------------------  ---------------------------------------------------------
14

                                                                        CASHFUND
---------------------  ---------------------------------------------------------
                       adviser or sub-adviser to 31 registered investment companies with 69 separate portfolios and aggregate assets of approximately $40.3 billion.
                       Performance Information

                       From time to time the Fund may advertise its 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of the Fund is the income on an investment in the Fund over a specified seven-day period. This income is then 'annualized' (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The 'effective yield' will be higher than the 'yield' because of the compounding effect of this assumed reinvestment.

                       The Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations on May 1, 1978, or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

The Fund may           The performance of shareholder accounts with small
advertise its          balances will differ from the quoted performance because
'yield' and            daily income for each shareholder account is rounded to
'effective yield.'     the nearest whole penny. Accordingly, very small
The 'effective         shareholder accounts (approximately $35 or lower at
yield' assumes         current interest rates) that generate less than 1/2cents
dividends are          per day of income will earn no dividends.
reinvested.
                       General Information

                       The Fund is registered with the SEC as a diversified, open-end management investment company and was incorporated in Maryland on January 20, 1978. The Fund has an authorized capitalization of 20 billion shares of $0.001 par value common stock. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result, the holders of more than 50% of the shares of the Fund may elect all of its directors.

                       The Fund does not hold annual shareholder meetings. There
                       normally will be no meetings of shareholders to elect
                       directors unless fewer than a majority of the directors
                       holding office have been elected by shareholders. The
                       directors are required to call a meeting of shareholders
                       when requested in writing to do so by the shareholders of
                       record holding at least 25% of the Fund's outstanding
                       shares. Each share of the Fund has equal voting, dividend
                       and liquidation rights.
---------------------  ---------------------------------------------------------
                                                                              15
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PAINEWEBBER
---------------------  ---------------------------------------------------------
To avoid additional    CERTIFICATES.  To avoid additional operating expense and
expense, share         for investor convenience, share certificates are not
certificates are not   issued. Ownership of Fund shares is recorded on a stock
issued.                register by the Transfer Agent, and shareholders have the
                       same rights of ownership with respect to such shares as if certificates had been issued.

                       CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the Fund's assets. PFPC Inc. ('PFPC'), a subsidiary of PNC Bank, N.A., 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

                       PRINCIPAL UNDERWRITER. PaineWebber serves as principal underwriter of the Fund's shares.

                       CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of initial purchases of Fund shares, and subsequent transactions are reported on account statements sent to PaineWebber clients. These statements are sent monthly except that, if a shareholder's only Fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than monthly statement. Shareholders also receive audited annual and unaudited semiannual financial statements.
---------------------  ---------------------------------------------------------
16
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o Current Income


                                                PaineWebber
                                                Prospectus

o Stability of Principal
o High Liquidity                                ----------------------------
o Professional Management                       Cashfund, Inc.
o Dividend Reinvestment
o Check Writing Privileges

Investors should rely on the information contained or referred to in this prospectus. The Fund and its distributor have not authorized anyone to provide investors with information that is different. The prospectus is not an offer to sell shares of the Fund in any jurisdiction where the Fund or its distributor may not lawfully sell those shares.

(Copyright) 1998 PaineWebber Incorporated       AUGUST 1, 1998